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                                                                    EXHIBIT 10.1

                             DCH TECHNOLOGY, INC.
                            STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (this "Agreement") is made effective as of 12/31/1999 (the "Option Grant Date"), by and between DCH TECHNOLOGY, INC., a Colorado corporation (the "Company") and Roger Schlichtig, (the "Optionee").

                                   RECITALS

      WHEREAS, the Board of Directors of the Company, by resolutions duly approved as of 12/31/1999, and for the reasons set forth in said resolutions, has granted to Optionee a non-statutory option or options (the "Option(s)") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

                                   AGREEMENT

      1.  The Option(s).  The Optionee may, at his or her option, purchase all
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or any part of an aggregate of 15,000 shares of Common Stock (the "Optioned
Shares"), at the price of $0.90 per share (the "Option Price"), on the terms and conditions set forth herein.

      2.  Exercise Date and Exercise.
          --------------------------

          (a) The Option(s) shall be exercisable as to the Optioned Shares on and after January 7th, 2000 and on or before December 31, 2004. Optionee acknowledges that he or she understands he has no right whatsoever to exercise the Option(s) granted hereunder on or after December 31, 2004 with respect to any Optioned Shares. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in Section 6 of this document.

          (b) This Option shall be deemed exercised as to the shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee with respect to the Common Stock to be purchased. Such notice shall be accompanied by (i) full payment in cash or cash equivalents or (ii) with shares of Common Stock pursuant to Section 3 hereof, or (iii) by any combination of (i),
      (ii) and (iii) as may be determined by the Board with respect to the shares to be purchased. An Option may be exercised in Accordance with this
      Section 2 as to all or any portion of the shares covered by an accrued installment of the Option from time to time during the applicable, Option period, but shall not be exercisable with respect to fractions of a share.

          (c) As soon as practicable after any proper exercise Options in accordance with the provisions of this Agreement, the Company shall, without charging transfer or issue tax to the Optionee, deliver to the Optionee at the Company's principal executive offices, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Options have been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange or regulation applicable to the issuance and delivery of such shares.

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      3.  Payment of Exercise Price with Common Stock.  Upon exercise of the
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Options, the Optionee may elect to pay for all or some of the shares of Common
Stock with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, or to be acquired pursuant to exercise of these Options, subject to all restrictions and limitations of applicable laws, rules and regulations, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of shares on the date of the purchase as determined by the Board of Directors in its sole discretion, exercised in good faith.

      4.  Certain Dispositions.  Notwithstanding any provision in this Agreement
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to the contrary, in the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, the Optionee shall have the right to receive upon surrender of his or her Options new options covering shares of the surviving corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Options. For purposes of this Agreement, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the surviving corporation shall not be more than the excess of the aggregate fair market value of all shares subject to old Options immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Options. If such substitution of options is effectuated, the Optionee's rights under the old Options shall thereupon terminate.

      5.  Lock-Up Agreement for Initial Public Offering.  Notwithstanding any
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provision in this Agreement to the contrary, the Optionee agrees that he or she shall not offer, sell, contract to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or agree to dispose of any Optioned Shares for a period (such period not to exceed twelve months from the effective date of the Company's initial public offering of securities) as may be determined by the Managing Underwriter of such offering. Optionee consents to entry of stop transfer instructions with the Company's transfer agent in accordance with this
Section 3.

      6.  Termination of Employment
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      (a) In the event that the Optionee's employment with the Company or service on the Company's Board of Directors is terminated for any reason other than death or disability, any unexercised accrued installments of the Options granted hereunder to such terminated Optionee shall expire and become exercisable as of the earlier of: (i) the applicable Option Expiration Date or
(ii) a date three years after said termination occurs.

      (b) In the event that the Optionee's employment with the Company is terminated due to the death or disability of the Optionee, any unexercised accrued installments of the Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of: (i) the applicable Option Expiration Date, (ii) the first anniversary of the date of death of such Optionee (if applicable); or (iii) the first anniversary of the date of termination of employment by reason of disability (if applicable). Any such accrued installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option rights shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all of the terms and conditions of this Agreement,

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      (c)  For purposes of this Section 6, Optionee shall be deemed employed by the Company during any period of leave of absence from active employment as authorized by the Company.

      7.   Representations and Warranties.  As a condition to the exercise of
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any portion of an Option, the Company may require the person exercising such
Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Options evidenced hereby and the shares purchasable upon exercise thereof is being acquired only for investment, for Optionee's own account and without any present intention to sell or distribute such securities.

The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of my part of the consideration therefor prior to such qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102, or 25105 of the California Corporations Code. The rights of the parties to this agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

      8.   Options Not Transferable.  The Option(s) may be exercised during the
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lifetime of the Optionee only by the Optionee.  The Optionee's rights and interests under this Agreement and in and to the Option(s) may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred in any manner, either voluntarily or involuntarily by operation of law, except by will or the laws of descent or distribution.

      9.  No Enlargement of Employee Rights.  Nothing in this Agreement shall be
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construed to confer upon the Optionee (if an employee) any right to continued
employment with the Company (or an affiliated company), or to restrict in any way the right of the Company (or an affiliated company if he is an employee thereof) to terminate his or her employment. Optionee acknowledges that in the absence of an express written employment agreement to the contrary, Optionee's employment with the Company may be terminated by the Company at any time, with or without cause.

      10.  Withholding of Taxes.  Optionee authorizes the Company to withhold,
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in accordance with any applicable law, from any compensation payable to him or her any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

      11.  Laws Applicable to Construction.  This Agreement shall be governed by
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and construed and enforced in accordance with the laws of the State of
California.

      12.  Agreement Binding on Successors.  The terms of this Agreement shall
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be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

      13.  Costs of Litigation.  In any action at law or in equity to enforce
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any of the provisions or rights under this Agreement or the program, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

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     14. Necessary Acts. The Optionee agrees to perform all acts and execute and
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deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and-documents related to compliance with federal and/or state securities laws.

     15. Counterparts. For convenience, this Agreement may be executed in any
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number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     16. Invalid Provisions. In the event that any provision of this Agreement
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is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written hereinabove.

     DCH TECHNOLOGY, INC.              OPTIONEE

     By: /s/ DAVID A. WALKER           By: /s/ ROGER SCHLICHTIG
        -----------------------           -------------------------
        David A. Walker, President        Roger Schlichtig

                                           2899 Agoura Rd. Apt. 373
                                       ----------------------------
                                       Street Address

                                       Westlake Village  CA 91361
                                       ----------------------------
                                       City and State

                                               ###-##-####
                                       ----------------------------
                                       Social Security Number

     By his or her signature below, the spouse of the Optionee, if such Optionee be legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and is familiar with the terms and provisions hereof, and agrees to be bound by all the terms and conditions of said Agreement.


                                        /s/ Lina Blanco
                                        ---------------------------
                                        Spouse

                                                 1-6-2000
                                        ---------------------------
                                        Date

     By his or her signature below the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.



                                        ---------------------------
                                        Optionee

                                        ---------------------------
                                        Date

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